UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2022 (June 29, 2022)

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 29, 2022, MiX Telematics Limited (the “Company”) entered into a Facility Notice and Standard Terms and Conditions (collectively, the “Credit Agreement”) with Investec Bank Limited (“Investec”) as lender. The Credit Agreement provides for a 364 days renewable committed general credit facility of R350 million ($21 million at a USD/ZAR exchange rate of $1:ZAR 16.4486), (the “Committed Facility”) and an uncommitted general credit facility of $10 million (the “Uncommitted Facility”).

Under the Committed Facility, the Company will pay a commitment fee charged at 30bps on any undrawn portion of the Committed Facility (plus VAT on such amount), calculated monthly and payable, free of deduction, monthly in arrears on the first business day of each month. The Uncommitted Facility is repayable on demand by Investec and a fee of 10bps per annum shall be charged on any undrawn portion of the Uncommitted Facility (plus VAT on such amount), calculated monthly and payable, free of deduction, monthly in arrears on the seventh business day of each month.

The loans under the Committed Facility bear interest at South African prime interest rate less 1.5% per annum and the loans under the Uncommitted Facility bear interest at overnight or daily negotiable rates, in each case which such interest shall accrue on all amounts outstanding under the Committed Facility or the Uncommitted Facility, as the case may be, payable monthly in arrears on the first business day of each month, or as otherwise specified in the Credit Agreement. Investec shall advise the Company of any changes to the applicable interest rate.

Under the Credit Agreement, the Company has made certain customary representations and guarantees, and is required to comply with various reporting requirements and other customary requirements for similar credit facilities. The Credit Agreement also contains events of default customary for transactions of this nature.

The foregoing summary of the terms of the Credit Agreement is qualified in its entirety by reference to the full text of the Facility Notice and the Standard Terms and Conditions, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

10.1 Facility Notice, dated June 29, 2022, between MiX Telematics Limited and Investec Bank Limited, as lender.

10.2 Standard Terms and Conditions, dated June 29, 2022, between MiX Telematics Limited and Investec Bank Limited, as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: July 6, 2022

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